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                                                                    EXHIBIT 10.3

                  LEASE AGREEMENT BY NATIOCREDIMURS AND CICAMUR
                                FOR BIOSEPRA S.A.


                                                                         CB/AF

Mr. Pascal Dufour, notary, member of the company "Pascal DUFOUR, Jean-Pierre BENOIST, and Claudin SAVARY, associates of civil professional company owning a notarial office," the headquarters of which are at boulevard Poissonniere 15, PARIS, 2eme [2nd] arrondissement [ward], has received the present document in authentic form:

           AT THE REQUEST OF:

     1ST: The company called NATIOCREDIMURS SOCIETE EN NOM COLLECTIF, a company with a group name, with a capital of 150,000,000 francs, having headquarters at "Le Metropole" building, 46/52 Rue Arago, PUTEAUX (Hauts de Seine), registered in the Registry of Commerce and Companies of NANTERRE under number B 332,199,462 (96 B 04190), having agreed definitively in its capacity as a financial credit institution and as a result of a decision of the committee on credit institutions, dated at PARIS, March 20, 1985, and of a letter from the BANK OF FRANCE, dated May 9, 1985,

          REPRESENTED BY:

          Mr. Bernard DEVAUX, attorney, domiciled at 46/52 rue Rago, PUTEAUX,

               Acting by virtue of the delegation of powers conferred on him under terms of minutes of the notarial office at 15, boulevard Poissonniere, PARIS (2eme), January 21, 1998,

               by Mr. Jean-Rene BRUNON, who has acted in his capacity are president of the administrative council of the corporation called NATIO LOCATION, with a capital of 31,000,000 francs, having its company headquarters at "Le Metropole" building, 46/52 Rue Arago, PUTEAUX (Hauts de Seine), and registered in the Registry of Commerce and Companies of NANTERRE under no. B 310,188,794, appointed for these functions starting July 1, 1992, under terms of a decision of said administrative council dated June 23, 1992, for the duration of his mandate as administrator or until the end of the regular general meeting ruling the accounts for fiscal year 1997.


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